                                                                   EXHIBIT 10.25





                                              October 28, 1996



Eckler Industries, Inc.
5200 W. Washington Avenue
Titusville, FL 32780

Gentlemen:

     I hereby acknowledge and agree that the Stock Option Agreement and Financial Public Relations Consulting Agreement previously entered into between Gerald Larder and Eckler Industries, Inc. is hereby terminated. I understand tht the Promissory Note signed by me in favor of Eckler Industries, Inc. and dated August 29, 1996 will be extended in accordance with the attached Amendment to Promissory Note.

     I hereby release, acquit and discharge Eckler Industries, Inc., its directors and officers from and against any and all actions and causes of action, debts, liabilities, claims, amounts and demands of any kind or nature whatsoever, whether in law or in equity, including without limitation any of the foregoing arising out of or in relation to the foregoing Stock Option Agreement and Financial Public Relations Consulting Agreement regardless of whether such claims or the nature thereof are known or unknown as of the date of this letter.


                                            Sincerely,


                                               /s/ GERALD LARDER
                                            ---------------------------------
                                                   Gerald Larder



On acceptance of this contract, bal. due of 5,000 shares of Eckler's stock for work completed up to October 25th, 1996.


       /s/ GERLAD A. LARDER                    /s/ RALPH H. ECKLER
-----------------------------------         ------------------------------------
           Gerald A. Larder                        Ralph H. Eckler, President

                                  Amendment to
                                Promissory Note
                             Dated August 29, 1996



          REPAYMENT TERMS:

          Repayment of the Promissory Note has been extended an additional sixty (60) days to and including December 31, 1996.

          INTEREST RATE:

          Interest will be calculated at eight percent (8%) per annum.

          COLLATERAL:

          This Promissory Note is secured by an account in the name of Gerald A. Larder located at Empire Financial Group, 1485 N. Atlantic Avenue, Suite 200, Cocoa Beach, Florida 32931.

          The remaining terms of the Promissory Note remain unchanged.


                                               /s/ GERALD A. LARDER
                                            ------------------------------------
                                                   Gerald A. Larder
                                                   6459 S. Gibraltar Circle
                                                   Aurora, CO 80016


Agreed:

ECKLER INDUSTRIES, INC.


By: /s/ RALPH H. ECKLER
-------------------------------------
        Ralph H. Eckler, President